Morgan Stanley Insured Municipal Securities
                     Item 77(o) 10f-3 Transactions
                  April 1, 2002 - September 30, 2002


Security Date     Price    Shares   % of   Total      Purcha   Broker
         of       Of       Purchas  Asset  Issued     sed
         Purcha   Shares   ed       s                 By
         se                                           Fund

Indianap 04/17/   Various  1,000,0  0.83%  $580,370,0  0.17%   City Secs.
olis Pub   02                 00               00              Corp., Bear
Impr Bnd                                                        Stearns,
Bnk, IN,                                                          Loop
Wtrwks,                                                          Capital
Ser 2002                                                         Mkts.,
A (MBIA)                                                        McDonald
                                                               Investments
                                                                , NatCity
                                                               Investments
                                                                 , A.G.
                                                                Edwards,
                                                                 J.J.B.
                                                                Hilliard,
                                                               W.L. Lyons,
                                                                 Raymond
                                                               James, Banc
                                                               One Capital
                                                               Mkts., SBK-
                                                                 Brooks,
                                                                  First
                                                               Albany, UBS
                                                                  Paine
                                                                 Webber

Metropol 06/05/   Various  2,000,0  1.65%  $1,715,755  0.12%     Lehman
itan       02                 00              ,000             Bros., Bear
Trans                                                           Stearns,
Auth,                                                             First
NY, Refg                                                         Albany,
Ser 2002                                                        JPMorgan,
A (MBIA)                                                         Merrill
                                                               Lynch, UBS
                                                                  Paine
                                                               Webber, ABN
                                                                  AMRO,
                                                               Advest/Lebe
                                                               nthal, CIBC
                                                               World Mkts,
                                                                Commerce
                                                                 Capital
                                                                  Mkts,
                                                               Fahnestock,
                                                                 Jackson
                                                                 Secs.,
                                                                 Quick &
                                                                 Reilly,
                                                                Ramirez,
                                                                 Raymond
                                                               James, RBC
                                                                  Dain
                                                                Rauscher,
                                                               Roosevelt &
                                                                 Cross,
                                                                 Siebert
                                                                Brandford
                                                                 Shank,
                                                                Wachovia